UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

DOCUMENT SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 10, 2008, Robert Fagenson, the Chairman of the Board and Lead Independent Director of the Registrant, issued a letter to shareholders, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Such letter has been posted on the Registrant’s website and is expected to be mailed on or about April 1, 2008 with the Registrant’s Annual Report and Proxy Statement to all shareholders of record of the Registrant as of March 17, 2008.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
99.1	Letter of Robert Fagenson, the Chairman of the Board and Lead Independent Director of the Registrant, to shareholders of the Registrant, dated March 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: March 10, 2008	By:	/s/ Patrick A. White
Patrick A. White
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter of Robert Fagenson, the Chairman of the Board and Lead Independent Director of the Registrant, to shareholders of the Registrant, dated March 10, 2008.